Exhibit 10.56

PATENT AND TRADEMARK SECURITY AGREEMENT

THIS PATENT AND TRADEMARK SECURITY AGREEMENT (this “Agreement”), dated as of January 12, 2010, is made between Luna Innovations Incorporated, a Delaware corporation (“Grantor”), and Hansen Medical, Inc., a Delaware corporation (“Secured Party”).

Grantor and Secured Party hereby agree as follows:

1. Definitions; Interpretation.

(a) Terms Defined in Security Agreement. All capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings assigned to them in the Security Agreement.

(b) Certain Defined Terms. As used in this Agreement, the following terms shall have the following meanings:

“Collateral” has the meaning set forth in Section 2.

“PTO” means the United States Patent and Trademark Office.

“Security Agreement” means the Security Agreement dated as of January 12, 2010 between Grantor and Secured Party.

(c) Terms Defined in UCC. Where applicable and except as otherwise defined herein, terms used in this Agreement shall have the meanings assigned to them in the UCC.

(d) Interpretation. The rules of interpretation applicable to the Security Agreement shall also be applicable to this Agreement and are incorporated herein by this reference.

2. Security Interest.

(a) Grant of Security Interest. As security for the payment and performance of the Obligations, subject to the terms and conditions of the Security Agreement, Grantor hereby grants, assigns, and conveys to Secured Party a security interest in all of Grantor’s right, title and interest in, to and under the following property, in each case whether now or hereafter existing or arising or in which Grantor now has or hereafter owns, acquires or develops an interest and wherever located (collectively, the “Collateral”):

(i) all patents and patent applications, domestic or foreign, all licenses relating to any of the foregoing and all income and royalties with respect to any licenses (including such patents and patent applications as described in Schedule A), all rights to sue for past, present or future infringement thereof, all rights arising therefrom and pertaining thereto and all reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof;

(ii) all state (including common law), federal and foreign trademarks, service marks and trade names, and applications for registration of such trademarks, service marks and trade names, all licenses relating to any of the foregoing and all income and royalties with respect to any licenses thereof (including such marks, names and applications as described in Schedule B), whether registered or unregistered and wherever registered, all rights to sue for past, present or future infringement or unconsented use thereof, all rights arising therefrom and pertaining thereto and all reissues, extensions and renewals thereof;

(iii) all goodwill of or associated with the Collateral referenced in Section 2(a)(ii) above;

(iv) all commercial tort claims arising out of any of the aforementioned properties and assets;

(v) all accounts, all intangible intellectual or other similar property and other general intangibles arising out of any of the aforementioned properties and assets and not otherwise described above, including all license payments and payments under insurance (whether or not Secured Party is the loss payee thereof) or any indemnity, warranty or guaranty payable by reason of loss or damage to or otherwise with respect to the foregoing Collateral; and

(vi) all proceeds of or with respect to any and all of the foregoing Collateral.

(b) Continuing Security Interest. Grantor agrees that this Agreement shall create a continuing security interest in the Collateral which shall remain in effect until terminated in accordance with Section 12.

3. Supplement to Security Agreement. This Agreement has been entered into conjunction with the security interests granted to Secured Party under the Security Agreement and is subject to the terms and conditions thereof. The rights and remedies of Secured Party with respect to the security interests granted herein are without prejudice to, and are in addition to those set forth in the Security Agreement, all terms and provisions of which are incorporated herein by reference.

4. Representations and Warranties. Grantor represents and warrants to Secured Party that:

(a) Patents. A true and correct list of all of the existing Collateral consisting of U.S. patent registrations and applications therefor owned by Grantor, in whole or in part, is set forth in Schedule A.

(b) Trademarks. A true and correct list of all of the existing Collateral consisting of U.S. trademark registrations and applications therefor owned by Grantor, in whole or in part, is set forth in Schedule B.

5. Further Acts. On a continuing basis, Grantor shall make, execute, acknowledge and deliver, and file and record in the proper filing and recording places, all such instruments and documents, and take all such action as may be necessary or advisable or may be requested by

Secured Party to carry out the intent and purposes of this Agreement, or for assuring, confirming or protecting the grant or perfection of the security interest granted or purported to be granted hereby, to ensure Grantor’s compliance with this Agreement or to enable Secured Party to exercise and enforce its rights and remedies hereunder with respect to the Collateral, including any documents for filing with the PTO and/or any applicable state office. Secured Party may record this Agreement, an abstract thereof, or any other document describing Secured Party’s interest in the Collateral with the PTO, at the expense of Grantor.

6. Authorization to Supplement. If Grantor shall obtain rights to any new trademarks, any new patentable inventions or become entitled to the benefit of any patent application or patent for any reissue, division, or continuation, of any patent, the provisions of this Agreement shall automatically apply thereto. Grantor shall give prompt notice in writing to Secured Party with respect to any such new trademarks or patents, or renewal or extension of any trademark registration. Without limiting Grantor’s obligations under this Section 6, Grantor authorizes Secured Party to modify this Agreement by amending Schedules A or B to include any such new patent or trademark rights. Notwithstanding the foregoing, no failure to so modify this Agreement or amend Schedules A or B shall in any way affect, invalidate or detract from Secured Party’s continuing security interest in all Collateral, whether or not listed on Schedule A or B.

7. Binding Effect. This Agreement shall be binding upon, inure to the benefit of and be enforceable by Grantor, Secured Party and their respective successors and assigns and shall bind any Person who becomes bound as a debtor to this Agreement. Neither Secured Party nor Grantor may assign, transfer, hypothecate or otherwise convey its rights, benefits, obligations or duties hereunder except as specifically permitted by the Security Agreement.

8. Notices. All notices or other communications hereunder shall be in writing and delivered or sent in the manner provided in the Security Agreement.

9. Governing Law; Jurisdiction; Venue.

(a) Choice of Law. This Agreement shall be governed by, and interpreted in accordance with the laws of the State of Delaware, without regard to conflicts of laws, or applicable federal law as to a particular subject where federal law governs, such as for example, the Patent Act governing patents or the Copyright Act governing copyrights.

(b) Alternative Dispute Resolution. Notwithstanding subsections (c) below, in the event some provision of a Settlement Document expressly creates an alternative dispute resolution provision as to a particular type of dispute, then such disputes shall be resolved as so specified in the Agreement.

(c) Consent to Jurisdiction. Each Party hereby (i) consents and submits to the venue and co-exclusive jurisdiction of the courts of New Castle County in the State of Delaware and the Federal courts of the United States sitting in such part of the District of Delaware, (ii) agrees that all claims may be heard and determined in such courts, (iii) irrevocably waives (to the extent permitted by applicable law) any objection that it now or hereafter may have to the laying of venue of any such action or proceeding brought in any of the foregoing courts, and any objection on the ground that any such action or proceeding in any such court has been brought in an inconvenient forum, and (iv) agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner permitted by law. Each of the parties hereby consents to service of process by any party in any suit, action or proceeding in accordance with such applicable law.

10. Amendment; Conflict. This Agreement is subject to modification only by a writing signed by the parties, except as provided herein. To the extent that any provision of this Agreement conflicts with any provision of the Security Agreement, the provision under the Security Agreement shall control.

11. Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

12. Termination. Upon payment and performance in full of all Obligations, the security interests created by this Agreement shall terminate and Secured Party shall promptly execute and deliver to Grantor such documents and instruments reasonably requested by Grantor as shall be necessary to evidence termination of all such security interests given by Grantor to Secured Party hereunder, including cancellation of this Agreement by written notice from Secured Party to the PTO.

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IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement, as of the date first above written.

Luna Innovations Incorporated

By:	/s/ KENT A. MURPHY
Name:	Kent A. Murphy
Title:	CEO

One Riverside Circle, Suite 400
Roanoke, VA 24016

Attn:
Fax:
email:

Hansen Medical, Inc.

By:	/s/ FRED MOLL
Name:	Fred Moll
Title:	CEO

800 East Middlefield Road
Mountain View, CA 94043

Attn:,
Fax:
email:

SIGNATURE PAGE TO PATENT AND TRADEMARK SECURITY AGREEMENT

SCHEDULE A

to the Patent and Trademark Security Agreement

LUNA INNOVATIONS INCORPORATED

Issued Patents of Grantor

SCHEDULE B

to the Patent and Trademark Security Agreement

LUNA INNOVATIONS INCORPORATED

U.S. Registered Trademarks of Grantor